         AMENDMENT No. 1, dated as of January 1, 2000, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999 (the "Agreement"), by and among GAF Corporation ("GAF"), G-I Holdings Inc. ("G-I Holdings"), G Industries Corp. ("Industries"), Merick Inc. ("Merick"), GAF Fiberglass Corporation (formerly known as GAF Chemicals Corporation) ("GFC"), International Specialty Products Inc. (formerly known as ISP Holdings Inc.) ("New ISP"), GAF Building Materials Corporation ("Building Materials"), GAF Broadcasting Company, Inc. ("Broadcasting"), Building Materials Corporation of America ("BMCA"), and ISP Opco Holdings Inc. (the "Company"), as assignee of International Specialty Products Inc.

         WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement, effective January 1, 2000, in order to reflect the costs to the Company of providing services thereunder and the costs to a subsidiary of G-I Holdings for providing certain office space to a subsidiary of the Company; and

         WHEREAS, the parties desire to extend the term of the Agreement;

         NOW, THEREFORE, the parties hereby amend the Agreement as follows:

         1. Section 1 of the Agreement is hereby amended to extend the Term until December 31, 2000.

         2. Section 3 of the Agreement is amended to read in its entirety as follows:

                  "In consideration of the Company providing Services hereunder,
                  (i) each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the year ending December 31, 2000: BMCA (on behalf of itself and its subsidiaries) - $3,707,000; G-I Holdings (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) - $608,000 and New ISP - $109,463; and (ii) BMCA shall pay to the Company a fee for the Company's provision to BMCA of treasury, acquisition and investment management services ("Financial Services Fee") at the annual rate of $1,120,000 for the year ended December 31, 2000. The Management Fee and the Financial Services Fee shall be payable quarterly in arrears.

                  In addition to the Management Fee and the Financial Services Fee, BMCA shall pay to a wholly-owned subsidiary of the Company sublease payments pursuant to and in accordance with the Sublease between BMCA and such subsidiary, the form of which is attached as Exhibit A hereto and made a part hereof.

                  The Company, on behalf of its subsidiary as tenant under the Lease attached hereto as Exhibit B and made a part hereof (the "Lease), shall pay or cause to be paid to G-I Holdings the lease payments due and payable under the Lease, as the Company shall be reimbursed by such subsidiary for all such lease payments made on its behalf. Such lease payments shall be paid to G-I Holdings by way of offsetting the Management Fee and other amounts due and payable to the Company by G-I Holdings on behalf of itself and its subsidiaries (including the landlord under the Lease) under the Agreement.

         3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

         4. This Amendment is subject to the approval of the Board of Directors of the Company.




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



         IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

     GAF CORPORATION                                                   G-I HOLDINGS INC.

By:  /s/ Susan B. Yoss                                            By:  /s/ Susan B. Yoss
     -----------------                                                 -----------------
Name:  Susan B. Yoss                                              Name:  Susan B. Yoss
Title: Senior Vice President,                                     Title: Senior Vice President,
       Chief Financial Officer and                                       Chief Financial Officer and
       Treasurer                                                         Treasurer

     G INDUSTRIES CORP.                                                MERICK INC.

By:  /s/ Susan B. Yoss                                            By:  /s/ Susan B. Yoss
     -----------------                                                 -----------------
Name:  Susan B. Yoss                                              Name:  Susan B. Yoss
Title: Senior Vice President,                                     Title: Senior Vice President and
       Chief Financial Officer and                                       Treasurer
       Treasurer

     GAF FIBERGLASS CORPORATION                                   INTERNATIONAL SPECIALTY PRODUCTS INC.

By:  /s/ Susan B. Yoss                                            By:  /s/ Randall R. Lay
     -----------------                                                 ------------------
Name:  Susan B. Yoss                                              Name:  Randall R. Lay
Title: Senior Vice President,                                     Title: Executive Vice President and
       Chief Financial Officer and                                       Chief Financial Officer
       Treasurer

GAF BUILDING MATERIALS CORPORATION                                GAF BROADCASTING COMPANY, INC.

By:  /s/ Susan B. Yoss                                            By:  /s/ Susan B. Yoss
     -----------------                                                 -----------------
Name:  Susan B. Yoss                                              Name:  Susan B. Yoss
Title: Senior Vice President,                                     Title: Senior Vice President and
       Chief Financial Officer and                                       Treasurer
       Treasurer

BUILDING MATERIALS CORPORATION                                        ISP OPCO HOLDINGS INC.
OF AMERICA

By:  /s/ William C. Lang                                          By:  /s/ Randall R. Lay
     -------------------                                               -------------------
Name:  William C. Lang                                            Name:  Randall R. Lay
Title: Executive Vice President,                                  Title: Executive Vice President and
       Chief Financial Officer and                                       Chief Financial Officer
       Chief Administrative Officer

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